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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 12, 1999
                       (Date of earliest event reported)

                                  TENNECO INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                          (State or Other Jurisdiction
                               of Incorporation)
                                    1-12387
                            (Commission File Number)
                                   76-0515284
                                 (IRS Employer
                             Identification Number)

                 1275 KING STREET, GREENWICH, CONNECTICUT 06831
             (Address of Principal Executive Offices)    (Zip Code)

                                 (203) 863-1000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 12, 1999, pursuant to a Contribution Agreement (the "Contribution Agreement") dated as of January 25, 1999, among Tenneco Packaging Inc., a wholly owned subsidiary of Tenneco Inc. ("TPI"), PCA Holdings LLC, an affiliate of Madison Dearborn Partners, Inc. ("PCA Holdings") and Packaging Corporation of America, TPI completed the contribution of the containerboard assets of its Paperboard Packaging business to a new joint venture with PCA Holdings in exchange for cash and debt assumption totaling approximately $2.0 billion and a 45% common equity interest in the joint venture, which interest is valued at approximately $200 million. The consideration received in the transaction was determined through arms-length negotiations with Madison Dearborn Partners, Inc. The containerboard assets represent substantially all of the assets of the Paperboard Packaging segment and include four mills, 67 corrugated products facilities and an ownership or controlling interest in approximately 950,000 acres of timberland. Paperboard Packaging's folding carton business was not included in the transaction. The new joint venture entity (called Packaging Corporation of America) will be headed by Paul T. Stecko, serving as its chairman and chief executive officer. Upon closing of the transaction, Mr. Stecko resigned his position as president and chief operating officer of Tenneco Inc., but will continue to serve on Tenneco Inc.'s Board of Directors.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (b)    PRO FORMA FINANCIAL INFORMATION.

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

                   TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Condensed Financial Statements of Tenneco Inc. and Consolidated Subsidiaries ("Tenneco") illustrate the effects of the contribution of the containerboard assets of Tenneco's Paperboard Packaging segment to a new joint venture with PCA Holdings LLC, an affiliate of Madison Dearborn Partners, Inc. ("PCA Holdings"). The following events occurred prior to or as a part of the transaction: (i) Tenneco Packaging Inc., a wholly owned subsidiary of Tenneco Inc. ("TPI"), borrowed $1,760 million; (ii) TPI used $1,108 million of the debt proceeds to acquire containerboard mill and timberland assets previously used by the containerboard business pursuant to operating leases; (iii) TPI used approximately $150 million of the debt proceeds to purchase containerboard business accounts receivable that had been sold to a third party; and (iv) TPI contributed the containerboard assets, subject to the new indebtedness and the existing containerboard business liabilities, to the joint venture with PCA Holdings in exchange for $247 million in cash and a 45% common equity interest in the venture valued at approximately $200 million. Following the completion of the transaction, TPI remitted the net cash proceeds of approximately $720 million to Tenneco Inc. Tenneco Inc. used the proceeds to retire short-term debt.

     The Unaudited Pro Forma Condensed Balance Sheet has been prepared as if such events and transactions occurred on December 31, 1998. The Unaudited Pro Forma Condensed Statement of Income has been prepared as if such events and transactions occurred as of January 1, 1998.

     The Unaudited Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements of Tenneco included in Tenneco's Annual Report on Form 10-K for the year ended December 31, 1998. The Unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of actual operating results or financial position had the events and transactions reflected therein occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

     The pro forma adjustments, as described in the accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements, are based on available information and certain assumptions that management believes are reasonable.

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

                   TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                               DECEMBER 31, 1998
                                   (MILLIONS)

                                                              PRO FORMA ADJUSTMENTS
                                              -----------------------------------------------------
                                                                                    CONSIDERATION,
                                                                  CONTRIBUTION          USE OF
                                   TENNECO                             OF              PROCEEDS,         CONSOLIDATED
                                      AS       FINANCING         CONTAINERBOARD        AND OTHER           TENNECO
             ASSETS                REPORTED   TRANSACTIONS             (D)            ADJUSTMENTS         PRO FORMA
             ------                --------   ------------       --------------     --------------       ------------
Current assets:
  Cash and temporary cash
     investments.................   $   36       $  473(c)           $    --            $  247(e)           $   36
                                                                                          (720)(g)
  Receivables....................      864          150(b)              (152)               --                 862
  Inventories....................      988           --                 (147)               --                 841
  Other current assets...........      269           --                  (29)              (37)(j)             203
                                    ------       ------              -------            ------              ------
          Total current assets...    2,157          623                 (328)             (510)              1,942
Plant, property, and equipment,
  net............................    3,628        1,108(b)            (2,072)               --               2,664
Investment in PCA................       --           --                   --               194(f)              194
Goodwill and intangibles, net....    1,613           --                  (62)               --               1,551
Other assets and deferred
  charges........................    1,393           --                 (210)              (27)(i)           1,156
                                    ------       ------              -------            ------              ------
          Total assets...........   $8,791       $1,731              $(2,672)           $ (343)             $7,507
                                    ======       ======              =======            ======              ======
  LIABILITIES AND SHAREOWNERS'
              EQUITY
Current liabilities:
  Short-term debt (including
     current maturities on long
     term debt)..................   $1,071       $   --              $    --            $ (720)(g)          $  374
                                                                                            23(h)
  Trade payables.................      701           (5)(c)             (104)               --                 592
  Other current liabilities......      615           --                  (66)               35(h)              584
                                    ------       ------              -------            ------              ------
          Total current
            liabilities..........    2,387           (5)                (170)             (662)              1,550
Long-term debt...................    2,360        1,760(a)            (1,760)               --               2,343
                                                    (17)(c)
Deferred income taxes............      649           --                   (4)             (154)(j)             491
Other liabilities and deferred
  credits........................      470           --                 (105)               --                 365
Minority interest................      421           --                   --                --                 421
Shareowners' equity..............    2,504           (7)(c)             (633)              473(k)            2,337
                                    ------       ------              -------            ------              ------
          Total liabilities and
            shareowners'
            equity...............   $8,791       $1,731              $(2,672)           $ (343)             $7,507
                                    ======       ======              =======            ======              ======

     See the accompanying Notes to Unaudited Pro Forma Condensed Financial
                                  Statements.
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

                   TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

          UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME STATEMENT

                          YEAR ENDED DECEMBER 31, 1998
                 (MILLIONS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------
                                                                CONTRIBUTION     CONSIDERATION,
                                    TENNECO                          OF         USE OF PROCEEDS,   CONSOLIDATED
                                      AS         FINANCING     CONTAINERBOARD      AND OTHER         TENNECO
                                   REPORTED     TRANSACTIONS        (L)           ADJUSTMENTS      PRO FORMA(P)
                                   --------     ------------   --------------   ----------------   ------------
REVENUES
  Net sales and operating
     revenues...................  $     7,597       $ --          $(1,483)           $   --        $     6,114
  Other income, net.............            8         --              (13)                8(m)               3
                                  -----------       ----          -------            ------        -----------
                                        7,605         --           (1,496)                8              6,117
                                  -----------       ----          -------            ------        -----------
COSTS AND EXPENSES:
  Cost of sales (exclusive of
     depreciation shown
     below).....................        5,344         --           (1,096)               --              4,248
  Engineering, research, and
     development................           66         --               (5)               --                 61
  Selling, general, and
     administrative.............        1,106         --             (171)               --                935
  Depreciation, depletion, and
     amortization...............          448         --              (97)               --                351
                                  -----------       ----          -------            ------        -----------
                                        6,964         --           (1,369)               --              5,595
                                  -----------       ----          -------            ------        -----------
INCOME BEFORE INTEREST EXPENSE,
  INCOME TAXES AND MINORITY
  INTEREST......................          641         --             (127)                8                522
INTEREST EXPENSE................          240         --               (3)              (40)(n)            197
INCOME TAX EXPENSE..............          116         --              (50)               19(o)              85
MINORITY INTEREST...............           30         --               --                --                 30
                                  -----------       ----          -------            ------        -----------
NET INCOME (LOSS) FROM
  CONTINUING OPERATIONS
  APPLICABLE TO COMMON STOCK....  $       255       $ --          $   (74)           $   29        $       210
                                  ===========       ====          =======            ======        ===========
EARNINGS PER SHARE
Average shares of common
  stock --
  Basic.........................  168,505,573                                                      168,505,573
  Diluted.......................  168,834,531                                                      168,834,531
Earnings from continuing
  operations per share of common
  stock --
  Basic.........................  $      1.52                                                      $      1.25
  Diluted.......................  $      1.51                                                      $      1.24

     See the accompanying Notes to Unaudited Pro Forma Condensed Financial
                                  Statements.
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

                   TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

(a) To reflect borrowings of $1,760 million by TPI.

(b) To reflect use of the debt proceeds to: (i) acquire containerboard mill and timberland assets previously used by the containerboard business pursuant to operating leases; and (ii) purchase containerboard business accounts receivable which had been sold to a third party.

(c) To reflect the amount paid by Tenneco to retire certain debt of the containerboard business. As a result of this debt extinguishment, Tenneco incurred an after-tax extraordinary loss of approximately $7 million that is not reflected in the Unaudited Pro Forma Condensed Statement of Income due its non-recurring impact. Remaining proceeds from the borrowings following asset acquisition and debt retirement are reflected in cash.

(d) To reflect the contribution of the containerboard assets of Tenneco's Paperboard Packaging business, subject to the new indebtedness and the containerboard business liabilities, to the new joint venture with PCA Holdings. The contribution and assumption of liabilities is subject to a post-closing adjustment based on the net working capital of the containerboard business as of the contribution date.

(e) To reflect cash consideration of $247 million received for TPI's contribution of the containerboard assets, subject to the new indebtedness and containerboard business liabilities.

(f) To reflect the consideration received in the form of a 45% common equity interest in the new joint venture formed with PCA Holdings.

(g) To reflect the use of cash proceeds to pay down short-term corporate debt.

(h) To reflect the estimated legal, investment banking, and other costs paid and incurred by Tenneco in connection with the transaction and liabilities retained by Tenneco.

(i) To reflect certain intangible assets related to the containerboard business not contributed to the new joint venture that were no longer realizable as a result of the transaction.

(j) To reflect the adjustment to deferred taxes resulting from the transaction.

(k) To reflect the impact on shareowners' equity resulting from the transaction.

(l) To reflect the adjustment to Tenneco's results of operations for the contribution of the containerboard business assets, subject to the containerboard business liabilities, to the new joint venture formed with PCA Holdings.

(m) To reflect Tenneco's 45% common equity interest in the results of operations of the joint venture.

(n) To reflect the adjustment to interest expense from the reduction of short-term corporate debt using cash consideration from the transactions.

(o) To reflect the income tax expense effects of pro forma adjustments at an assumed statutory tax rate of 40%.

(p) The pre-tax loss of approximately $290 million, $180 million after-tax or $1.07 per basic and diluted share resulting from the sale of the containerboard business assets, subject to the containerboard business liabilities, has been excluded from the Unaudited Pro Forma Condensed Statement of Income due to its non-recurring impact.

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

       (c) EXHIBITS. The following exhibits are filed with this Report on Form 8-K (exhibits designated by an asterisk are filed with the Report; the other exhibit is incorporated by reference):
     10.30 Contribution Agreement (the "Contribution Agreement"), dated as of January 25, 1999, among Tenneco Packaging Inc., PCA
              Holdings LLC and Packaging Corporation of America
              (incorporated herein by reference to Exhibit 10.30 of Tenneco Inc.'s Annual Report on Form 10-K for the year ended
              December 31, 1998, File No. 1-12387).
    *10.31    Letter Agreement (the "Letter Agreement"), dated as of April
              12, 1999 among Tenneco Packaging Inc., PCA Holdings LLC and
              Packaging Corporation of America, amending the Contribution
              Agreement.
    *10.32 Stockholders Agreement, as amended, dated as of April 12, 1999, among Tenneco Packaging Inc., PCA Holdings LLC and
              Packaging Corporation of America.
    *10.33    Registration Rights Agreement, as amended, dated as of April
              12, 1999, among Tenneco Packaging Inc., PCA Holdings LLC and
              Packaging Corporation of America.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Tenneco Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.

                                          By:   /s/ Robert T. Blakely

                                            ------------------------------------
                                            Robert T. Blakely
                                            Executive Vice President and
                                            Chief Financial Officer

April 27, 1999

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                                 EXHIBIT INDEX

     The following exhibits are filed with this Report on Form 8-K (exhibits designated by an asterisk are filed with the Report; the other exhibit is incorporated by reference):

EXHIBIT                            DESCRIPTION
-------                            -----------
 10.30     Contribution Agreement (the "Contribution Agreement"), dated as of January 25, 1999, among Tenneco Packaging Inc., PCA
           Holdings LLC and Packaging Corporation of America
           (incorporated herein by reference to Exhibit 10.30 of
           Tenneco Inc.'s Annual Report on Form 10-K for the year ended
           December 31, 1998, File No. 1-12387).
*10.31     Letter Agreement (the "Letter Agreement"), dated as of April
           12, 1999 among Tenneco Packaging Inc., PCA Holdings LLC and
           Packaging Corporation of America, amending the Contribution
           Agreement.
*10.32     Stockholders Agreement, as amended, dated as of April 12,
           1999, among Tenneco Packaging Inc., PCA Holdings LLC and
           Packaging Corporation of America.
*10.33     Registration Rights Agreement, as amended, dated as of April
           12, 1999, among Tenneco Packaging Inc., PCA Holdings LLC and
           Packaging Corporation of America.

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